UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): November 22, 2021

New Century Resources Corporation

(Exact name of registrant as specified in its charter)

Nevada (NV)	000-29243	98-0361773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

New Century Resources Corp

New Century Resources Corp

10 Dionysiou Solomou Street

Leona Building, Suite 501

2406 Engomi, Nicosia Cyprus 25631

Email: chris@ldr.com

(Address of principal executive offices)

Telephone: +357 22816226

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

New Century Resources Corporation is referred to herein as “us”, “we”, “our”, or the “Company”.

EXPLANATORY NOTE

We incorporated in Utah on July 9, 1979, as WEM Petroleum, Inc. On November 8, 1993 we changed our name to New Century Resources Corporation. On October 25, 1993, our current President/Chief Executive Officer/Chief Financial Officer/Director, George Christodoulou, became our controlling stockholder and has continued to act in the foregoing capacities.

Since December 12, 2000, we have been inactive and have sought to enter into a merger or acquisition with an operating company. As of the date hereof, we are a “shell company” (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Since such time, we have conducted no activities other than activities related to maintaining our legal and/or corporate existence, our status as a “shell company” as defined in Rule 12b-2 under the Exchange Act and any related accounting, legal, financial, administrative, tax and other similar activities related to such matters.

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2021, we entered into an agreement (the “Merger Agreement”) whereby Emissions Zero Module, Inc., a Wyoming company (“Emissions Zero”), would be merged (the “Merger”) into the Company. Our Board of Directors and our shareholders, by written consent of 75.71% of our Common Stock, approved the Merger Agreement, a name change and the election of new directors (“Director Nominees”) to be affected upon completion of the Merger.

The Merger Agreement requires us to submit the Merger and Name Change to Colambda Technologies, Inc. to the Financial Industry Regulatory Authority (“FINRA”) and promptly respond to any comments of FINRA. There is no assurance that the Merger will be consummated, and conditions precedent to the consummation of the Merger have not yet been completed.

The Merger Agreement may be terminated at any time prior to the Closing by the mutual agreement of the parties or if the Merger is not consummated within 60 days or if FINRA has not approved the Merger within 90 days after the date of the Merger Agreement.

If the Merger is consummated, the following will occur:

●the separate corporate existence of Emissions Zero will cease, and we will  continue as the surviving corporation in the Merger,

●Emissions Zero’s business operations will become our business operations,

●we will change our name from New Century Resources Corporation to Colambda Technologies, Inc.,

●Emissions Zero’s officers and directors Kim Mitchell, David Riggs, Kent Hush, Sumit Isaranggul Na Ayudhya and Russell E Klawunn will replace our current officers and directors, George Christodoulou, Mark Christodoulou and Solon Pittarides.

At the Closing of the Merger, we are required to issue to Emissions Zero’s shareholders an aggregate of 110,695,500 Common Stock Shares representing 89.91% of all Common Stock outstanding.  Additionally, Emissions Zero is required to deliver the sum of $105,000 to Robert J. Nielson and $105,000 to George Christodoulou, our President/Chief Executive Officer/Chief Financial Officer/Director, for shareholders advances. Emissions Zero previously delivered the sum of $25,000 to George Christodoulou and $25,000 to Robert J. Nielson for shareholder advances.

The Common Stock to be issued in the Merger is exempt from registration pursuant to  Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (“Securities Act”), and are “restricted securities” pursuant to Securities Act Rule 144 and may not be offered, sold, pledged, assigned or otherwise transferred unless a registration statement with respect thereto is effective under the Securities Act and any applicable state securities laws or an exemption from such registration exists.

Because we are a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shares issued to the Emissions Zero’s stockholders that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after we (i) are no longer a shell company; and (ii) we have filed current “Form 10 information” (as defined in Rule 144(i)) with the SEC reflecting that we are no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, we are subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and we have filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports.

If the Merger is completed, we intend to promptly file a Schedule 14F-1 pursuant to 17 CFR § 240.14f-1, Schedule 14C Information Statement, and Current Report on Form 8-K including the “Form 10 information” required by Items 2.01(f) and 5.01(a)(8) of Form 8-K and the financial statements required thereby.

  Our common stock is currently not listed on a national securities exchange or any other exchange or quoted on an over-the-counter market on a solicited basis. For quotation of the Common Stock on a solicited basis, we plan to seek a market maker to submit a Form 211 to FINRA. We plan to seek to cause our common stock to be quoted on the OTC Markets on a solicited basis upon consummation of the Merger. However, we cannot assure you that we will be able to do so and, even if we do so, there can be no assurance that our common stock will continue to be quoted on the OTC Markets or quoted or listed on any other market or exchange, or that an active trading market for our common stock will develop or continue.

There is no assurance that we will successfully complete the Merger.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 1.01 above regarding the 89.91% Common Stock Issuance are incorporated into this Item 3.02 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2021, in connection with the Merger, the holders of 75.71% of our common stock (“Common Stock”), elected the persons below (the “Director Nominees”) to replace all of our existing officers and directors if the Merger is consummated. If the Merger is not consummated, our officers and directors will not change.

Name	Position	Age	Term
David Riggs	Chief Executive Officer and Director	63	1 Year
Kent Hush	Chief Financial Officer and Director	51	1 Year
Sumit Isaranggul Na Ayudhya	Chief Technology Officer and Chairman of the Board of Directors	61	1 Year
Russell E. Klawunn	Chief Operating Officer and Director	56	1 Year
Kim Mitchell	Director	71	1 Year

David Riggs, Chief Executive Officer and Director

Since February 2021, Mr. Riggs has been the Secretary of Emissions Zero Module, Inc. Since January 2020, Mr. Riggs has been a managing director of Pantex Technologies, an import/export company located in Tomball, Texas, specializing in exclusive spirits from the USA into Asia, where he oversees the management of daily operations. Since July 2019, Mr. Riggs has served as the Founder and Chief Executive Officer of Origgen Environmental Solutions, an aviation staffing company located in Tomball, Texas, where he oversees the management of daily operations. Since September 2018, Mr. Riggs has been the Founder and Chief Operating Officer of Origgen LLC, a technology-based company focused on leveraging Blockchain located in Casper, Wyoming, where he oversees the management of daily operations. From January 2006 to March 2012, Mr. Riggs was the Founder and Chief Executive Officer of Eagle Gold Company, a mining company located in Accra, Ghana, where he developed key operational initiatives and managed daily operations. From January 2003 to June 2005, Mr. Riggs was the Chief Operating Officer of The World Poker Store in Las Vegas, Nevada, where he performed a comprehensive analysis of registrations for securities and insurance and monitored compliance with processes, policies, procedures, and standards in regard to collection and management of annual contributions from shareholders and companies.

Kent Hush, Chief Financial Officer and Director

Since February 2021, Mr. Hush has been the Treasurer of Emissions Zero Module Inc. From January 2019 to January 2021, Mr. Hush was a Partner at ErgoFit-US in Tucson, Arizona, where he structured, developed, and managed financial operations and oversaw security operations. From December 1997 to April 2020, Mr. Hush was a Special Agent for the Federal Bureau of Investigation located in Tucson, Arizona, where he served as a special operations group team leader, managed complex investigations, analyzed evidence, and performed uncover operations. From June 1992 to December 1997, Mr. Hush was a Financial Institution Examiner for the Federal Deposit Insurance Company in Denver, Colorado, where he conducted investigations and made recommendations for actions to ensure compliance with laws and regulations.

Mr. Hush graduated from Abilene Christian University in Abilene, Texas, with a Bachelor of Business Administration Degree in 1992. Mr. Hush also received his Commercial Pilot Instrument Multi-Engine Rating License from Tucson Aeroservice Center Flight School in Tucson, Arizona, and has achieved US Government certification as a Financial Institution Examiner with additional training and certification in Safety and Soundness, Regulatory Compliance, and Information Systems.

Sumit Isaranggul Na Ayudhya, Chief Technology Officer, Chairman of the Board of Directors

Mr. Isaranggul Na Ayudhya founded Emissions Zero Module Inc in February of 2021, and since that time, has served as the Chief Executive Officer and Chairman. Prior to founding Emissions Zero Module Inc, Mr. Isaranggul Na Ayudhya spent 42 years in the aviation industry, including performing maintenance and inspections of large commercial aircraft with A-Tech Aerospace (Thailand) Inc, in Thailand, from January 2014 to October 2016 and again from October 2020 to present, with ComAv Technical Services, in Victorville, California, from September 2018 to October 2020, with Job Aire Group Inc, in Tucson, Arizona, as a contractor, from October 2016 to September 2018, with ADI-Aviation & Defense Inc, in San Bernardino, California, from August 2012 to December 2013, with Pulsar Aviation Service Inc, in San Bernardino, California, from May 2012 to August 2012, with Pacific Aerospace Resources & Technologies LLC, in Victorville, California, from December 2011 to May 2012, with Asgard for Victorville Aerospace located in Victorville, California from August 2007 to October 2007, and with A-Tech Aviation Corporation in Beaumont, California from October 2006 to August 2007.

From October 2007 to March 2012, Mr. Isaranggul Na Ayudhya was self-employed as a Managing Director and Consultant at A-Tech Aviation Corporation, located in Thailand, where he developed vehicle technology designed to dissolve pollution and foster economic growth. From April 2005 to October 2007, Mr. Isaranggul Na Ayudhya was an A&P Mechanic at NASA Lyndon Bjornson Space Center in El Paso, Texas, where he oversaw an astronaut training program and performed depot maintenance training. From July 2000 to April 2005, Mr. Isaranggul Na Ayudhya was an A&P Mechanic at AMS in Phoenix, Arizona, where he performed maintenance and inspections of aircraft systems. Prior to that, from February 1990 to April 2000, Mr. Isaranggul Na Ayudhya worked for Thai Airways as a mechanic, where he performed maintenance and inspections and troubleshooting for aircraft systems.

Mr. Isaranggul Na Ayudhya attended Airmen Technical Training School, Royal Thai Air Force (RTAF), located in Thailand, from June 1978 to April 1980, where he received a diploma in Airframe & Powerplant Mechanic/Avionics and became a Certified Aircraft Maintenance Technician. From February 1990 to October 1999, Mr. Isaranggul Na Ayudhya received multiple aircraft maintenance certifications through Thai Airways International Public Company Limited, located in Thailand. In June 2002, Mr. Isaranggul Na Ayudhya received his Bachelor of Fine Arts Degree with a concentration in Aeronautical Engineering from Unmanned Vehicle University in Phoenix, Arizona.

Russell E Klawunn¸ Chief Operating Officer and Director

Since February 2021, Mr. Klawunn has been the Vice President for Emissions Zero Module Inc. Since October 2020, Mr. Klawunn has been the President of Proveedora de Insumos Chaac De R.L. DE C.V., a wholesale merchant company located in Mexico. Since September 2016, Mr. Klawunn has been the founder and president of 1618CNC, LLC, a firearms dealer and FFL licensing company located in Tucson, Arizona, managing operations, including product development. From May 2018 to January 2019, Mr. Klawunn was Pilot in Command, ISR for L3 Communications, where he conducted ISR Deployments to Iraq and Syria. From April 1996 to June 2016, Mr. Klawunn was a Special Agent for the Federal Bureau of Investigation, where he conducted investigations, surveillance, and special operations. From January 2010 to September 2016, Mr. Klawunn was the co-founder and owner of Quartercircle10 LLC, a firearms dealer located in Tucson, Arizona, where he oversaw operations and led new product design and development. From July 1987 to March 1996, Mr. Klawunn served in the United States Marine Corps as a Naval Aviator, reaching the rank of Captain.

Mr. Klawunn received a Bachelor of Business Administration degree from Southwestern University in May 1987.

Kim Mitchell, Director

Mr. Mitchell has not been employed during the past 5 years. From January 2001 until his retirement in 2012, Mr. Mitchell was an Independent Consultant on Silicon and Compound Semiconductor Manufacturing.  From August 2009 until his retirement, Mr. Mitchell was the founder and President of EnergyWise Systems LLC, an energy conservation consulting company in St. George, Utah.

In 1976, Mr. Mitchell received a Ph.D. in Materials Science from Stanford University. In 1974, Mr. Mitchell received a Master’s of Science degree in Materials Science from Stanford University. In 1968, Mr. Mitchell received a bachelor’s degree in Applied Physics from the California Institute of Technology.

Family Relationships

None of the Director Nominees are related to one another. Our current president, CEO, CFO and director, George Christodoulou, is the father of Mark Christodoulou, our Secretary and Director.

Term of Office

Our directors serve for a one-year term until the next annual meeting of stockholders, and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Executive officers serve at the discretion of the Board of Directors and are elected or appointed to serve until the next Board of Directors meeting following the annual meeting of stockholders.  Our executive officers are appointed by our Board of Directors and hold office until the earlier of their resignation, death or removal.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of the following events occurred during the past ten years that are material to an evaluation of the ability or integrity of any of our executive officers, directors, Director Nominees or promoters:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described y such activity;

(5) Found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S. C 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Independence and Board Committees

We are not currently required under the Securities and Exchange Act to maintain any committees of our Board. We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” or maintain any committees of our Board and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors” or have any committees. However, we intend to appoint such independent directors and establish such committees in the near future.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2020, and 2021, the Board did not meet on any occasion but rather transacted business by unanimous written consent.

Indemnification

Our articles of incorporation and bylaws include provisions limiting the liability of directors and officers and indemnifying them under certain circumstances. See “Indemnification Agreements” for further information. We intend to secure directors’ and officers’ liability insurance following the completion of this offering.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to Nevada law, we are informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 9.01  EXHIBITS.

Exhibit No. Description

10.1Merger Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Resources Corp.

By:   /s/ George Christodoulou

George Christodoulou, Principal Executive and
Principal Accounting Officer

New Century Resources Corp.

By:   /s/ Mark Christodoulou

Mark Christodoulou, Secretary and Director

Dated: November 22, 2021